MULTIPLE ADVANCE REVOLVING CREDIT NOTE U.S. $13,800,000.00 September 20, 2019 FOR VALUE RECEIVED, Roadrunner Transportation Systems, Inc. (“Borrower”), hereby promises to pay to the order of Elliott International, L.P. or its registered assigns (“Lender”), at the office of Lender located at 40 West 57th Street, New York, New York 10019, the principal amount of $13,800,000.00, or such lesser principal amount as from time to time shall be outstanding hereunder, as reflected in the books and records of Lender, together with interest on the principal balance from time to time outstanding hereunder, from (and including) the date of disbursement until (but not including) the date of payment, at a per annum rate equal to the Stated Interest Rate specified below or, to the extent applicable, the Default Interest Rate specified below, in accordance with the following terms and conditions: 1. Contracted For Rate of Interest. The contracted for rate of interest of the indebtedness evidenced hereby, without limitation, shall consist of the following: (a) The Stated Interest Rate (as hereinafter defined), as from time to time in effect, calculated daily on the basis of actual days elapsed over a 360-day year, applied to the principal balance from time to time outstanding hereunder; and (b) The Default Interest Rate (as hereinafter defined), as from time to time in effect, calculated daily on the basis of actual days elapsed over a 360-day year, applied to the principal balance from time to time outstanding hereunder. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the Stated Interest Rate referred to in Subsection 1(a) above, plus any additional rate of interest resulting from the application of the Default Interest Rate referred to in Subsection 1(b) above. 2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder from time to time shall bear interest at the Stated Interest Rate. The “Stated Interest Rate” shall be the LIBOR Rate (as hereinafter defined) for the applicable Interest Period (as hereinafter defined) plus 7.50%. “Interest Period” means the period commencing on the date of any advance under this Note and ending on the date three months thereafter; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; and (i) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period. “LIBOR Rate” and “Business Day” have the meaning assigned to such terms in that certain Credit Agreement dated as of February 28, 2019 (including the exhibits and other attachments thereto) among Borrower, as a borrower, BMO Harris Bank N.A., as administrative agent and a lender, the Subsidiary Guarantors party thereto and the other parties thereto, as amended on or prior to the date hereof (the “ABL Credit Agreement”). ACTIVE 45575325v4

3. Default Interest Rate. The “Default Interest Rate” shall be a per annum rate equal to the Stated Interest Rate plus three percentage points. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the earlier of: (a) the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full; or (b) the date on which such Event of Default is timely cured in a manner satisfactory to Lender. 4. Principal Balance. The principal balance outstanding hereunder at any time shall be the total amount of advances made hereunder by Lender, less the total amount of payments of principal hereon, as reflected in the books and records of Lender with respect to the indebtedness evidenced hereby. The principal balance outstanding hereunder at any time shall not exceed the principal amount first set forth above. 5. Revolving Credit. Lender may make advances to Borrower from time to time hereunder, which advances will be of a revolving nature and may be made, repaid, and made from time to time. Borrower and Lender contemplate a series of advances as provided herein even if the principal balance outstanding hereunder has previously been reduced to zero. 6. Requests for Advances. Advances hereunder may be made by Lender from time to time upon the written request of chief executive officer or chief financial officer of Borrower. Any advance hereunder shall be deemed to have been made to or for the benefit of Borrower when made pursuant to the written request of any one of the aforementioned officers. 7. Payments. This Note shall be payable as follows: (a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, shall be payable commencing on December 1, 2019, and on the first day of each quarter thereafter, if on such day any interest is accrued and unpaid. (b) Principal. The principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, if not sooner paid as provided herein, shall be due and payable on November 15, 2020. 8. Application of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall first be applied to accrued and unpaid interest at the Stated Interest Rate and, to the extent applicable, the Default Interest Rate, next to the principal balance then outstanding hereunder, and the remainder to any other costs or added charges provided for herein. 9. Prepayments. Payments of principal hereof may be made at any time, or from time to time, in whole or in part, without penalty, provided that all previously matured interest and other charges accrued to the date of prepayment are also paid in full. 10. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and 2 ACTIVE 45575325v4 other amounts payable hereunder, at the election of Lender, shall become immediately due and payable, without any notice to Borrower: (a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder; (b) The appointment of (or application for appointment of) a receiver of Borrower, or the involuntary filing against or voluntary filing by Borrower of a petition or application by Borrower for relief under federal bankruptcy law or any similar state or federal law; (c) The occurrence of an “Event of Default” under and as defined in the ABL Credit Agreement; or (d) The occurrence of an “Event of Default” under and as defined in the Term Loan Agreement (as defined in the ABL Credit Agreement). 11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Borrower waives and agrees not to assert demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default. Lender may extend the time for payment of or renew this Note or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Borrower except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence. 12. Costs of Collection. Borrower agrees to pay all reasonable costs of collection, including, without limitation, attorneys’ fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due. 13. No Waiver by Lender. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof. 14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of New York without giving effect to its principles or rules of conflicts of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of laws of another jurisdiction. 15. Waiver of Jury Trial. Any right to trial by jury with respect to any claim or action arising out of this Note or conduct in connection with this Note is hereby waived. 16. Time of Essence. Time is of the essence of this Note and each and every provision hereof. 17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought. 3 ACTIVE 45575325v4

18. Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof. 19. Binding Nature; Successors and Assigns. The provisions of this Note shall be binding upon Borrower and the heirs, personal representatives, successors and assigns of Borrower, and shall inure to the benefit of Lender and any subsequent holder of all or any portion of this Note, and their respective successors and assigns. This Note is a registered Note and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the Lender or its attorney duly authorized in writing. References in this Note to the “Lender” or to “holder” shall mean the person in whose name this Note is at the time registered on the register kept by the Borrower, and the Borrower may treat such person as the owner of this Note for the purpose of receiving payment and for all other purposes. 20. Notice. Any notice or other communication with respect to this Note shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to Lender, be addressed to Lender at the office of Lender set forth above, or to such other address as Lender shall have specified to Borrower by like notice; and (d) if directed to Borrower, be addressed to Borrower at the address for Borrower set forth below Borrower’s name, or to such other address as Borrower shall have specified by like notice. IN WITNESS WHEREOF, Borrower has executed this Note as of the date first set forth above. “Borrower” Roadrunner Transportation Systems, Inc. By: /s/ Patrick J. Unzicker Name: Patrick J. Unzicker Title: EVP & CFO Address of Borrower: 1431 Opus Place, Suite 530 Downers Grove, Illinois 60515 4 ACTIVE 45575325v4